CC V HOLDINGS, LLC
CC V HOLDINGS FINANCE, INC.
12405 Powerscourt Drive
St. Louis, Missouri   63131

February 11, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

Pursuant to the requirements of the Securities Exchange Act of 1934, we are transmitting herewith the attached Form 8-K.

Sincerely,

Kevin Howard
Vice President of Finance